SECURITIES AND EXCHANGE COMMISSION
			     WASHINGTON, DC 20549

				   FORM 8-K

			   CURRENT REPORT PURSUANT
			TO SECTION 13 OR 15(d) OF THE
		       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 3, 1999

			     The Midland Company
	    (Exact Name of Registrant as Specified in Its Charter)

			     Incorporated in Ohio
		(State or Other Jurisdiction of Incorporation)

	  6-6026                                  31-0742526
	  ------                                  ----------
 (Commission File Number)               (IRS Employer Identification No.)


	     7000 Midland Boulevard, Amelia, OH       45102-2607
	     ---------------------------------------------------
	     (Address of principal Executive Offices) (Zip Code)


				(513) 943-7100
				--------------
	     (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events.

On October 28, 1999 the Board of Directors of The Midland Company authorized the repurchase of up to 500,000 shares of the Company's outstanding common stock over the next six months. The authorizing resolution allows the Company's management to use its discretion on the timing of purchases based on market conditions and the Company's capital requirements.


				  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					   THE MIDLAND COMPANY
					   -------------------
					       (Registrant)

Date:___November 3, 1999___                By:/s/ John I. Von Lehman
						  John I. Von Lehman
						  Chief Financial Officer